EX.99.906

EXHIBIT C

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LKCM Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the LKCM Funds for the ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LKCM Funds for the stated period.

/s/ J. Luther King, Jr.                              /s/ Jacqui Brownfield
-----------------------                              ---------------------
J. Luther King, Jr.                                  Jacqui Brownfield
President, LKCM Funds                                Treasurer, LKCM Funds

Dated: August 22, 2003


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LKCM Funds for purposes of the Securities Exchange Act of 1934.